                                 EXHIBIT 10.2

                        RESTATED SHAREHOLDERS' AGREEMENT
                        --------------------------------


     THIS RESTATED SHAREHOLDERS' AGREEMENT ("Agreement") is made as of the 1st day of September, 1995, by and among the holders of the common capital stock of the Company (as defined below) as shown on the signature page hereto (hereinafter referred to collectively as the "Shareholders" and individually as a "Shareholder" together with any person who shall hereafter become a Shareholder of the Company); and SQL FINANCIALS INTERNATIONAL, INC., a Delaware corporation (referred to herein as the "Company"). With respect to the parties hereto, this Restated Shareholders' Agreement supersedes in full the existing Shareholders' Agreement dated December 3, 1991, as previously amended.


                               R E C I T A L S :


     WHEREAS, the Shareholders have entered into a Shareholders' Agreement dated as of December 3, 1991, as amended, and desire to restate and supersede said agreement hereby; and

     WHEREAS, the Shareholders desire to enter into this Agreement for the purposes of defining their respective rights and obligations respecting the common capital stock of the Company (the "Common Stock");

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all parties, it is agreed as follows:

     1. RESTRICTIONS ON TRANSFERS.
        -------------------------

         1.1 REQUIRED OFFER PRIOR TO SALE.  No Shareholder may sell, give,
             ----------------------------
bequeath, pledge, assign, transfer or encumber in any manner whatsoever (all such dispositions shall be deemed included in the verb "to dispose") any share of Common Stock of the Company to any person or entity whatsoever, except for dispositions permitted under Section 1.2, unless the Shareholder seeking to make the transfer (the "Transferor") shall have first made the written offer to sell described below (the "Offer"), and that Offer has not been accepted pursuant to the terms of this Agreement.

         1.2 PERMITTED TRANSFERS. The restrictions on transfer provided in this
             -------------------
Section 1 shall be inapplicable to:

                    (a) Transfers involving public sales pursuant to a registration statement filed under the Securities Act of 1933 (the "Act");

                    (b) Transfers of shares of Common Stock between a Shareholder and the trustees of a trust revocable by him alone;

                    (c) Transfers of shares of Common Stock by gift between a spouse or children;

                    (d) Transfers of shares of Common Stock between a Shareholder and his guardian or conservator;

                    (e) Transfers of shares of Common Stock of a deceased Shareholder to his heirs or legal representatives (subject to the requirements of Section 5); or

                    (f) Transfers of shares of Common Stock from one Shareholder to another Shareholder;

provided, however, that in the case of any such transfer described in subparagraph (b), (c), (d), (e), or (f), the shares of Common Stock in the hands of such transferees shall remain subject to the terms of this Agreement and, as a condition precedent to such transfer, such transferee shall sign a counterpart to this Agreement.

          1.3 OFFER BY TRANSFEROR. If any Shareholder desires to dispose of any
              -------------------
Common Stock, he shall first submit the Offer referred to in Section 1.1 to the Company. The Offer shall consist of a written offer to sell all the shares of Common Stock which the Transferor then intends to dispose of (the "Offered Shares"), to which Offer shall be attached (i) a statement of intention to dispose of the Offered Shares pursuant to a bona fide offer from a prospective purchaser or purchasers (the "Transferee"), (ii) a description of the contemplated disposition, (iii) the name and address of each Transferee, (iv) the number of shares of Common Stock to be disposed of and (v) the other terms (the "Terms") of the proposed disposition. The Terms shall include, without limitation, the purchase price per Offered Share offered by each Transferee and the manner in which such purchase price shall be paid to the Transferor. Such Offer shall be signed by the Transferor and shall remain irrevocable until the earlier of (a) the time at which all of the Offered Shares are accepted by the Company or the Non-Offering Shareholders (as defined below), as provided in Sections 1.4 and 1.5; or (b) the expiration of the period in which the Company and the Non-Offering Shareholders may elect to purchase the Offered Shares. The date on which the Offer becomes revocable is referred to herein as the "Expiration Date."

          1.4 ACCEPTANCE OF OFFER BY THE COMPANY. Within forty-five (45) days
              ----------------------------------
after receipt of the Offer, the Company may elect to purchase all or any portion of the Offered Shares. If the Company makes such election, it shall do so by giving written notice of its intent to purchase the Offered Shares on the Terms, specifying the number of Offered Shares the Company desires to purchase (an "Exercise Notice"). To the extent the Company does not accept the Offer with respect to all of the Offered Shares, the remaining Offered Shares shall be offered to the Shareholders in accordance with Section 1.5.

          1.5 ACCEPTANCE OF OFFER BY THE SHAREHOLDERS.  If and to the extent
              ---------------------------------------
the Company does not accept the Offer with respect to all of the Offered Shares, the remaining Offered Shares shall be offered to each of the other Shareholders (the "Non-Offering Shareholders"). Immediately upon expiration of the Company's forty-five (45) day election period, the Transferor shall send the Non-Offering Shareholders the Offer to sell the Offered Shares not purchased by the Company at the same price and on the same Terms as offered to the Company. Said notice shall be sent to all Non-Offering Shareholders on the same date and in the same manner in accordance with Section 10(b) hereof. The Non-Offering Shareholders may, at their option, elect to purchase, within forty-five (45) days after the date on which the Offer is deemed to be received by the Non-Offering Shareholders in accordance with Section 10(b) hereof, all or any portion of the Offered Shares not purchased by the Company. Each of the Non-Offering Shareholders shall have the right to purchase on the Terms a portion of the remaining Offered Shares equal to the proportion which the total number of shares of Common Stock owned by such Shareholder bears to the total number of shares of Common Stock of all Shareholders entitled to purchase the Offered Shares. Each Non-Offering Shareholder who exercises his option to purchase his proportion of the remaining Offered Shares shall do so by giving an Exercise Notice to the Transferor.

          In the event that any such Non-Offering Shareholder purchases less than the number of the Offered Shares which he is entitled to purchase pursuant to this Section 1.5 (such shares not purchased being referred to as the "Balance"), the Transferor shall notify each of the purchasing Shareholders who shall be entitled to purchase a portion of the Balance of the Offered Shares determined by multiplying the Balance by a fraction, the numerator of which shall be the number of Offered Shares such Non-Offering Shareholder has elected to purchase pursuant to this Section 1.5, and the denominator of which shall be the total number of Offered Shares which all Non-Offering Shareholders elected to purchase pursuant to this Section 1.5. Each purchasing Shareholder shall have five (5) calendar days from the date of receipt of such notice to deliver an Exercise Notice to the Transferor, electing to purchase his portion of the Balance. Said procedure shall be repeated until all Offered Shares shall have been made eligible for purchase by any Non-Offering Shareholder who wishes to purchase them. The Non-Offering Shareholders and the Company must collectively purchase all Offered Shares if they purchase any Offered Shares.

          1.6 SALE OF SHARES TO TRANSFEREE. If the Non-Offering Shareholders and
              ----------------------------
the Company do not elect to purchase all of the Offered Shares in accordance with the terms of Sections 1.4 and 1.5, the Transferor shall not be obligated to sell any of the Offered Shares to the Non-Offering Shareholders or the Company, and shall be entitled to dispose of all of the Offered Shares to the Transferee on the Terms; provided that such disposition is consummated within sixty (60) days after the Expiration Date, and provided further that the Transferee executes a counterpart of this Agreement and agrees to remain bound by all terms of this Agreement.

          2. PARALLEL EXIT OFFER.  No Shareholder or Shareholders who own or
             -------------------
control a majority of the Common Stock (herein the "Majority Shareholder(s)") shall enter into any agreement to dispose of any shares to a Transferee in a transaction in which a majority of the outstanding stock of all classes of the Company's stock will be sold, even though the proposed disposition has complied with the provisions of Section 1 hereof, unless such third party agrees to purchase from each of the Shareholders a pro rata number of shares on the same
                                         --- ----
terms, including price, as the shares of Common Stock are proposed to be purchased from the Majority Shareholder(s). For purposes of this Section 2, a Shareholder's pro rata share shall be determined by multiplying the total number
              --- ----
of shares of Common Stock owned by him by a percentage equal to the percentage of the total number of shares of Common Stock owned by the Majority Share holder(s) which will be sold to the Buyer. Any Shareholder to whom an offer is made to purchase a portion of his shares in accordance with this Section 2 may accept such offer by so notifying the proposed Transferee in writing within fifteen (15) days after receipt of such offer, and no disposition to a proposed Transferee shall be valid unless such Transferee simultaneously acquires all shares of Common Stock with respect to which such offer was accepted.

          3. RIGHT TO COMPEL SALE. Each of the Shareholders agrees that in the
             --------------------
event the Majority Shareholder(s) negotiate a disposition of a majority in number of the shares of Common Stock then owned by all Shareholders to a Transferee in a transaction in which a majority of the outstanding stock of all classes of the Company's stock will be sold, and which disposition has complied with the procedures of Section 1 hereof, each Shareholder shall, upon request of such Transferee, sell a pro rata number of shares of Common Stock to such party
                        --- ----
on the same terms and conditions on which the shares of Common Stock were negotiated to be sold to such party by the Majority Shareholder(s). For the purposes of this Section 3, a pro rata number of shares of any Shareholder shall
                              --- ----
be determined by multiplying the total number of shares owned by such Shareholder by a percentage equal to the percentage of the total number of shares of Common Stock owned by the Majority Shareholder(s) which will be sold to such party.

          4. LEGEND.  Upon execution of this Agreement, each Shareholder shall
             ------
deliver to the Secretary of the Company all certificates evidencing shares of Common Stock then owned by him or it, which certificates shall be stamped or endorsed with a legend in substantially the following form:

                              TRANSFER RESTRICTED
                              -------------------

          The shares represented by this certificate are subject to restrictions on transfer contained in an Agreement dated as of September 1, 1995 (the "Agreement") among SQL Financials International, Inc. (the "Company") and the Shareholders (as defined therein) and may not be sold, pledged, transferred, encumbered or otherwise disposed of except in accordance therewith. A copy of the Agreement is on file at the offices of the Company and may be obtained without charge upon written request to the President of the Company.

          In addition, the shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and may not be sold or offered for sale and no transfer of them will be made by the Company or its transfer agent in the absence of such registration or an opinion of counsel satisfactory to the Company that such registration is not required.

          5. PURCHASE OF SHARES UPON DEATH OR TERMINATION OF EMPLOYMENT OF A
             ---------------------------------------------------------------
             SHAREHOLDER.
             -----------

          (a) In the event any Shareholder (i) dies; (ii) terminates his employment with the Company or is terminated for "cause" (as defined herein);
(iii) has any voluntary or involuntary bankruptcy or insolvency proceeding filed against him; or (iv) desires to offer his Common Stock for sale other than pursuant to a bona fide offer (each of the above events herein called a "Triggering Event"), then the Company shall have the option, exercisable at any time within ninety (90) days after the occurrence of such Triggering Event, to purchase all or any part of the Shareholder's Common Stock for a price and on the terms set forth in this Section 5. If the Company makes such election, it shall do so by giving an Exercise Notice.

          (b) If and to the extent the Company does not purchase all of the Shareholder's Common Stock in accordance with the provisions of Section 5(a), the Company may elect to offer the Common Stock to the other Shareholders. In such event, the Company shall so notify the remaining Shareholders, who may elect within ninety (90) days thereafter to purchase all or any portion of the Common Stock not purchased by the Company pursuant to Section 5(a). Each remaining Shareholder shall have the right to purchase the remaining shares in accordance with the procedures outlined in Section 1.5 above.

          (c) In order to exercise the options discussed in Section 5(a) and 5(b), the Shareholders and/or the Company shall notify the Shareholder involved in the Triggering Event, or the estate of such Shareholder, that they intend to exercise their options set forth above, which notice shall set forth the fair market value of the shares held by such Shareholder or his estate as determined by the Board of Directors of the Company in good faith. If, within thirty (30) days after the date of such notice, the Shareholder or his estate has disputed in writing the fair market value determined by the Board, the Company's independent accountant shall appoint an independent certified appraiser to determine the fair market value, which determination and appraisal shall govern. Any appraisal report shall be rendered in writing and shall be signed by the appraiser. The appraised fair market value of such shares, determined as herein provided, shall be conclusive and final on the parties and shall be enforceable in any court having jurisdiction over a proceeding brought to seek such enforcement. The costs of the appraisal shall be paid fifty percent (50%) by the purchasers (shared ratably based upon the amount purchased) and fifty percent (50%) by the Selling Shareholder or his estate.

          (d) For purposes of this Agreement, termination for "cause" shall be defined as termination arising out of the occurrence of any of the following events:

               (i) If the employee has been convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

               (ii) If the employee has engaged in willful misconduct, fraud, larceny or conversion with respect to the Company, its business or properties; or

               (iii) If the employee has (A) neglected his duties to the Company; or (B) failed to perform his duties to the Company in a manner satisfactory to the Board and, after written notice of the same specifying in reasonable detail the alleged neglect or unsatisfactory performance, if the employee fails to correct his performance to the satisfaction of the Company within thirty (30) days after such notice.

          (e) Notwithstanding the foregoing, the Shareholders agree that the Common Stock owned by Robert McKimmey, John McKimmey and Joseph McCall, as founders of the Company, shall not be subject to repurchase as provided above in the event of the termination of their employment with the Company.

          6. SHAREHOLDERS' VOTING AGREEMENT.  Notwithstanding anything
             ------------------------------
contained herein which may prohibit such transactions, each of the Shareholders is a party to or agrees to become a party to that certain Amended and Restated Shareholders' Voting Agreement of even date herewith.

          7. REGISTRATION RIGHTS.
             -------------------

               7.1  CERTAIN DEFINITIONS.  As used in this Section 7, the
                    -------------------
following terms shall have the following respective meanings:

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the Company in fulfilling its obligations under this Section 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, accounting fees, blue sky fees and expenses.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities.

          7.2  "PIGGY BACK" REGISTRATIONS.
               --------------------------

               (a) If the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Common Stock, the Company will:

                         (i) promptly give to each Shareholder written notice
                    thereof (which shall include the number of shares the Company proposes to register and, if known, the name of the proposed underwriter); and

                         (ii) use its best efforts to include in such
                    registration all the Common Stock specified in a written request or requests, made by any Shareholder within twenty
                    (20) days after receipt of the written notice from the Company described in clause 7.2(i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement filed under this Section 7.2, such limitation will be imposed pro rata among all Shareholders
                                               --- ----
                    who were entitled to include shares in such registration statement according to the number of shares which are owned by each.

          7.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in
              ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 7 shall be borne by the Company, and all Selling Expenses shall be borne by the Shareholders pro rata on the basis of the number of their shares so
                    --- ----
registered.

          7.4 INFORMATION BY HOLDER. Each Shareholder participating in any
              ---------------------
registration shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.

          7.5  INDEMNIFICATION FOR INFORMATION PROVIDED.  Each Shareholder will,
               ----------------------------------------
if Common Stock held by him is included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Shareholder and each of its officers, directors and partners, and each person controlling such Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Shareholder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use therein; provided, however, that the obligations of each Shareholder hereunder shall be limited to an amount equal to the net proceeds received by such Shareholder upon sale of his securities.

          7.6 LOCKUP AGREEMENT. In consideration for the Company agreeing to its
              ----------------
obligations under this Section 7, each Shareholder agrees in connection with the registration of the initial public offering of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company or the underwriters may specify.

          8. SPECIFIC PERFORMANCE. The Shareholders and the Company acknowledge
             --------------------
and agree that the recovery of money damages will not constitute an adequate remedy for breach of the provisions of this Agreement. Accordingly, the parties agree that the provisions of this Agreement may be specifically enforced against them and transferees of securities of the Company which are subject to this Agreement (in addition to any other remedies available for breach of this Agreement), and the parties (for themselves and, in the case of the Shareholders, transferees of their securities of the Company), hereby waive the defense in any equitable proceeding that there is an adequate remedy at law for any such breach.

          9. SECURITIES LAW COMPLIANCE.  Notwithstanding anything to the
             -------------------------
contrary contained herein, and notwithstanding compliance with the terms and conditions of this

Agreement, no shares of Common Stock may be disposed of under any circumstances unless such disposition complies with applicable federal and state securities laws, and the Company may require a Transferor to deliver an acceptable opinion of counsel to the Company stating that the proposed disposition is in such compliance.

          10. MISCELLANEOUS.
              -------------

          (a) TERM.  This Agreement shall continue until the first to occur of
              ----
(i) the twentieth (20th) anniversary of this Agreement, (ii) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, or (iii) upon written consent of termination by Shareholders owning fifty-one percent (51%) of the outstanding Common Stock subject to this Agreement, whichever shall first occur. The provisions of Section 7 hereof shall survive termination resulting under subsection 10(a)(ii) above.

          (b) NOTICES.  All notices, requests, demands and other communications
              -------
required or permitted hereunder shall be in writing and, if mailed by prepaid first class mail or certified mail, return receipt requested, at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof and, if telexed or telecopied, shall be followed forthwith by letter and shall be deemed to have been received on the next business day following dispatch and acknowledgement of receipt by the recipient's telex or telecopy machine. In addition, notices hereunder may be delivered by hand, in which event the notice shall be deemed effective when delivered, or by overnight courier, in which event the notice shall be deemed to have been received on the next business day following delivery to such courier. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

               (i)  If to the Company:

                    SQL Financials International, Inc.
                    Two Ravinia Drive, Suite 1000
                    Atlanta, Georgia  30346
                    Attention:  Joseph S. McCall

                    with a copy to:

                    Parker, Johnson, Cook & Dunlevie
                    1275 Peachtree Street, N.E., Suite 700
                    Atlanta, Georgia  30309
                    Attn:  G. Donald Johnson, Esq.

               (ii)  If to the Shareholders:

                    To the address shown on the
                    books and records of the
                    Company.


Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 10(b),

          (c) GOVERNING LAW.  This Agreement shall be construed and enforced in
              -------------
accordance with, and shall be governed by, the laws of the State of Georgia. This Agreement may be amended or modified only by the written consent of the Shareholders owning at least fifty-one percent (51%) of the then outstanding Common Stock.

          (d) BINDING EFFECT.  This Agreement shall inure to the benefit of and
              --------------
shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns, including, without limitation, direct or remote transferees of securities of the Company from time to time owned by the Shareholders.

          (e) SEVERABILITY.  If any term or provision of this Agreement, or the
              ------------
application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application thereof to other persons and circumstances shall not be affected thereby, and each term and provision hereof shall be enforced to the fullest extent permitted by law.

          (f) COUNTERPARTS.  This Agreement may be executed in several
              ------------
counterparts which, when executed and delivered by all parties hereto, shall be binding on all parties hereto and shall constitute one Agreement, notwithstanding that all parties have not signed the same counterpart.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                "SHAREHOLDERS":



/s/ Scott J. Brady                          /s/ David M. Funderburke
----------------------------                ---------------------------------
SCOTT J. BRADY                              DAVID M. FUNDERBURKE

               [EXECUTION CONTINUED ON THE FOLLOWING PAGE]

/s/ Jon K. Hauck                              /s/ Robert C. Holler
--------------------------------              --------------------------------
JON K. HAUCK                                  ROBERT C. HOLLER


/s/ Donald L. House                           /s/ Stephen P. Jeffery
--------------------------------              --------------------------------
DONALD L. HOUSE                               STEPHEN P. JEFFERY



/s/ Joseph S. McCall                          /s/ Kathleen Kochis Williamson
--------------------------------              --------------------------------
JOSEPH S. MCCALL                              KATHLEEN KOCHIS WILLIAMSON



/s/ John G. McKimmey                          /s/ Robert M. McKimmey
--------------------------------              --------------------------------
JOHN G. MCKIMMEY                              ROBERT M. MCKIMMEY


/s/ Arthur G. Walsh, Jr.                      /s/ Paul Constantine Sioros, Jr.
--------------------------------              --------------------------------
ARTHUR G. WALSH, JR.                          PAUL CONSTANTINE SIOROS, JR.



TECHNOLOGY VENTURES, L.L.C.


BY: /s/ Joseph S. McCall
-------------------------------------
    JOSEPH S. MCCALL, Manager


                                              THE "COMPANY":

                                              SQL FINANCIALS INTERNATIONAL, INC.


ATTEST:                                       BY: /s/ Joseph S. McCall
                                                 ------------------------------
                                                 JOSEPH S. McCALL, President

/s/ Arthur G. Walsh, Jr.
-----------------------------------------
Arthur G. Walsh, Jr.,
Secretary

     [CORPORATE SEAL]

                      AMENDMENT TO SHAREHOLDERS' AGREEMENT


          THIS AMENDMENT TO SHAREHOLDERS AGREEMENT ("Amendment") is made as of January 1, 1997, by and among SQL FINANCIALS INTERNATIONAL, INC. (the "Company") and the holders of the common capital stock of the Company and amends that certain Restated Shareholders' Agreement dated as of September 1, 1995 (the "Shareholders Agreement").


                                R E C I T A L S


          A. The holders of the common stock of the Company have entered into the Shareholders Agreement and desire to amend such agreement as set forth herein; and

          B. Pursuant to Section 10(c) of the Shareholders Agreement, the holders of fifty-one percent (51%) of the outstanding common stock of the Company may amend the Shareholders Agreement.

          Therefore, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all parties, it is agreed as follows:

                               A G R E  E M E N T

          1.  Amendment to Section 1.  Section 1.2 of the Shareholders Agreement
              -----------------------
is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

          "(c) Transfers of shares of Common Stock by gift from a Shareholder to its spouse, children, parents, parents-in-law, nephews, nieces, brothers, brothers-in-law, sisters, sisters-in-law, children-in-law, grandchildren and grandchildren-in-law or a trust set up for the benefit of one or more of the persons set forth above."

          2.  Continued Effect of Shareholders Agreement.  Except as
              -------------------------------------------
specifically modified herein, the Shareholders Agreement remains in full force and effect in accordance with the terms thereof. The provisions of Section 10 of the Shareholders Agreement shall apply to this Amendment.


              IN WITNESS WHEREOF, THE UNDERSIGNED HAVE SET FORTH THEIR HANDS AND SEALS AS OF THE FIRST DAY OF JANUARY, 1997.

/s/ Joseph S. McCall                          /s/ David M. Funderburke
-------------------------------               ---------------------------------
Joseph S. McCall                              David M. Funderburke

                                              TECHNOLOGY VENTURES, LLC



/s/ Scott J. Brady                            By: /s/ Joseph S. McCall
-------------------------------                  ------------------------------
Scott J. Brady                                    Joseph S. McCall, Manager



SQL FINANCIALS INTERNATIONAL, INC.

By: /s/ Stephen P. Jeffery
    -----------------------------
    Stephen P. Jeffery, President